Mobilepro Corp. and Subsidiaries
Introduction to Unaudited Pro Forma Condensed
Consolidated Financial Statements

On October 15, 2004, Mobilepro Corp. (“Mobilepro”) entered into a Purchase Agreement with MVCC Acquisition Corp. for the acquisition of CloseCall America, Inc., Inc. (“CloseCall”). Under the purchase agreement Mobilepro acquired WTN for $8,000,000 in cash, 40,000,000 restricted shares of Mobilepro’s common stock and warrants to purchase up to 3,500,000 shares of Mobilepro common stock. Upon the completion of the acquisition, CloseCall was consolidated with Mobilepro.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of CloseCall’s operations included in Mobilepro’s consolidated financial statements from the date of acquisition.

The following unaudited pro forma condensed consolidated balance sheet represents the pro forma financial position of Mobilepro, CloseCall, River and WTN, both subsidiaries of DFW Internet Services, Inc., a subsidiary of Mobilepro at September 30, 2004.

The unaudited pro forma condensed consolidated statements of operations for the six months ended September 30, 2004 (and four months for the River and eight months for WTN, and nine months for CloseCall) reflect the combined results of Mobilepro, DFW, and CloseCall as if the proposed combination of the companies had occurred at the beginning of 2004. Mobilepro is a fiscal year end of March 31st, River is an April 30 fiscal year end, and WTN and CloseCall are a December 31st year end. Therefore, for the River the annual April 30, and for WTN and CloseCall, the annual December 31st numbers are reflected. The Mobilepro figures at March 31, 2004 and for the year ended March 31, 2004 reflect the other subsidiaries Mobilepro acquired during its fiscal year ended March 31, 2004. The annual proforma contains all acquisitions of Mobilepro post March 31, 2004.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2004 (AUGUST 31, 2004 FOR THE RIVER INTERNET COMPANY )

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	MOBILEPRO	RIVER	CALL	WTN	NOTE	ADJUSTMENTS	PROFORMA
ASSETS

CURRENT ASSETS:
Cash	$8,934,095	$104,730	$2,191,118	$34,833	(a)	$(1,690,732)	$374,044
					(b)	(1,200,000)
					(c)	(8,000,000)
Accounts receivable, net	2,038,016	4,975	3,323,429	28,969		—	5,395,389
Bridge debentures receivable	1,000,000	—	—	—			1,000,000
Investments	450,000	—	—	—			450,000
Other current assets	1,300,839	47,710	1,215,579	57,874		—	2,622,002

TOTAL CURRENT ASSETS	13,722,950	157,415	6,730,126	121,676		(10,890,732)	9,841,435

Fixed assets, net	1,376,238	50,344	347,620	116,596		—	1,890,798

Other assets	50,548	4,242	137,739	16,784		—	209,313
Deferred financing fees, net	1,466,667	—	—	—		—	1,466,667
Intangible assets, net	18,059,271	391,466	248,178	—	(a)	3,023,294	39,006,820
					(b)	2,173,587
					(c)	15,111,024

TOTAL ASSETS	$34,675,674	$603,467	$7,463,663	$255,056		$9,417,173	$52,415,033

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Notes payable, current portion	$15,704,940	$197,136	$65,461	$—	(b)	$250,000	$16,217,537
Deferred revenue	2,442,150	358,348	1,056,825	255,791		—	4,113,114
Standby equity distribution agreement	5,600,000	—	—	—		—	5,600,000
Accounts payable and accrued expenses	2,692,450	478,654	3,314,682	416,363		—	6,902,149

TOTAL CURRENT LIABILITIES	26,439,540	1,034,138	4,436,968	672,154		250,000	32,832,800

Note payable, net of current portion	2,814,336	125,419	137,719	56,489	(a)	776,472	4,160,435
					(b)	250,000

TOTAL LIABILITIES	29,253,876	1,159,557	4,574,687	728,643		1,276,472	36,993,235

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $.001, $0, ($.10 and $.01) and $.001 par value,
5,000,000, 0, 31,500,000, 0 and 5,000,000 shares authorized, and
35,425, 0, 23,938,682, 0 and 35,425 shares issued and outstanding	35	—	734,387	—	(c)	(734,387)	35

Common stock, $.001, $.01, $.0001, $0 and $.001 par value,
600,000,000, 111,000,000, 70,000,000, 1,000,000, and 600,000,000
shares authorized, and 283,918,012, 900, 4,326,460, 341,459,
and 263,414,196 shares issued and outstanding	283,918	3,415,633	433	9	(a)	(3,415,633)	323,918
					(b)	(9)
					(c)	(433)
					(c)	40,000
Additional paid-in capital	23,468,821	—	8,171,237	99,991	(b)	(99,991)	33,428,821
					(c)	(8,171,237)
					(c)	9,960,000
Accumulated earnings (deficit)	(18,330,976)	(3,971,723)	(6,017,081)	(573,587)	(a)	3,971,723	(18,330,976)
					(b)	573,587
					(c)	6,017,081

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	5,421,798	(556,090)	2,888,976	(473,587)		8,140,701	15,421,798

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$34,675,674	$603,467	$7,463,663	$255,056		$9,417,173	$52,415,033

See notes to proforma financial statements.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2004 (FOUR MONTHS AUGUST 31, 2004 FOR THE
RIVER INTERNET COMPANY AND EIGHT MONTHS AUGUST 31, 2004 FOR WTN AND NINE MONTHS FOR CLOSECALL)

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	MOBILEPRO	RIVER	CALL	WTN	NOTE	ADJUSTMENTS	PROFORMA

REVENUES	$6,138,233	$1,431,590	$17,594,548	$1,948,267		$—	$27,112,638

COST OF SALES	2,525,312	683,843	9,830,799	941,834		—	13,981,788

GROSS PROFIT	3,612,921	747,747	7,763,749	1,006,433		—	13,130,850

OPERATING EXPENSES:
Professional fees and compensation	4,525,291	401,272	2,590,737	560,067		—	8,077,367
Rent and property costs	152,530	69,278	204,197	205,827		—	631,832
Advertising and marketing	166,637	9,818	1,587,100	9,226		—	1,772,781
Research and development	30,324	—	—	—		—	30,324
Travel and meals expenses	89,614	—	—	6,325		—	95,939
General and administrative expenses	329,846	109,234	2,757,784	154,771		—	3,351,635
Depreciation and amortization	497,495	66,404	138,903	121,490		—	824,292

TOTAL OPERATING EXPENSES	5,791,737	656,006	7,278,721	1,057,706		—	14,784,170

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)	(2,178,816)	91,741	485,028	(51,273)		—	(1,653,320)

OTHER INCOME (LOSS)	(326,384)	(18,462)	2,587	(2,848)		—	(345,107)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(2,505,200)	73,279	487,615	(54,121)		—	(1,998,427)

PROVISION FOR INCOME TAXES	—	—	—	—	(d)	—	—

NET INCOME (LOSS)	$(2,505,200)	$73,279	$487,615	$(54,121)		$—	$(1,998,427)

NET LOSS PER SHARE BASIC AND DILUTED	$(0.01)	N/A	N/A	N/A			$(0.01)

WEIGHTED AVERAGE SHARES OUTSTANDING	246,403,262	N/A	N/A	N/A			286,403,262

See notes to proforma financial statements.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004 /APRIL 30, 2004 FOR THE RIVER INTERNET COMPANY/DECEMBER 31, 2003 FOR THE REST

	MOBILEPRO	CLOVER	CRESCENT	TICON	DFW	AFFINITY	DFWT	RIVER	CALL	WTN	NOTE	ADJUSTMENTS	PROFORMA

REVENUES	$311,355	$1,534,049	$1,854,289	$2,099,265	$5,487,603	$2,344,635	$2,276,657	$4,752,175	$24,353,746	$3,543,871		$—	$43,070,042

COST OF SALES	117,349	588,661	1,359,690	908,377	2,856,728	912,414	755,167	2,218,434	13,742,826	1,530,271		—	22,133,189

GROSS PROFIT	194,006	945,388	494,599	1,190,888	2,630,875	1,432,221	1,521,490	2,533,741	10,610,920	2,013,600		—	20,936,853

OPERATING EXPENSES:
Professional fees and compensation	1,577,782	—	—	—	—	—	—	1,340,164	3,322,878	1,070,092		—	7,310,916
Rent and property costs	105,142	—	—	—	—	—	—	186,914	193,924	310,822		—	796,802
Advertising and marketing	36,995	—	—	—	—	—	—	41,121	3,180,974	43,906		—	3,302,996
Research and development	1,620	—	—	—	—	—	—		—			—	1,620
Travel and meals expenses	48,020	—	—	—	—	—	—		—	19,305		—	67,325
General and administrative expenses	186,599	779,752	1,805,626	1,052,164	3,637,542	1,387,734	1,431,819	508,174	3,529,818	468,199		—	11,149,885
Depreciation and amortization	21,000	93,684	114,000	214,709	422,393	72,693	123,317	199,294	131,303	263,711		—	1,233,711

TOTAL OPERATING EXPENSES	1,977,158	873,436	1,919,626	1,266,873	4,059,935	1,460,427	1,555,136	2,275,667	10,358,897	2,176,035		—	23,863,255

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)	(1,783,152)	71,952	(1,425,027)	(75,985)	(1,429,060)	(28,206)	(33,646)	258,074	252,023	(162,435)		—	(2,926,402)

OTHER INCOME (LOSS)	(374,692)	23,652	(30,832)	(10,322)	(17,502)	(10,000)	(8,737)	(230,857)	(88,361)	(10,903)		—	(741,052)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(2,157,844)	95,604	(1,455,859)	(86,307)	(1,446,562)	(38,206)	(42,383)	27,217	163,662	(173,338)		—	(3,667,454)

PROVISION FOR INCOME TAXES	—	—	—	—	—	—	—	—	—	—	(d)	—	—

NET INCOME (LOSS)	$(2,157,844)	$95,604	$(1,455,859)	$(86,307)	$(1,446,562)	$(38,206)	$(42,383)	$27,217	$163,662	$(173,338)		$—	$(3,667,454)

NET LOSS PER SHARE BASIC AND DILUTED	$(0.02)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A			$(0.03)

WEIGHTED AVERAGE SHARES OUTSTANDING	111,591,658	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A			111,591,658

See proforma financial statements.

Mobilepro Corp. and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed balance sheet at September 30, 2004 and the unaudited pro forma condensed consolidated statements of operations for the six months/eight months/four months ended and for the year ended March 31, 2004 /December 31, 2003/ April 30, 2004, to reflect the proposed combination of Mobilepro Corp., CloseCall and DFW., which includes WTN and the River.

(a)	To record the purchase for DFW Internet Services, which occurred September 2004 for the River.
(b)	To record the purchase for DFW Internet Services, which occurred September 2004 for WTN.
(c)	To record the purchase for MVCC Acquisition Corp. which occurred October 2004 for CloseCall.
(d)	There is no income tax provision for 2004 due to the carryover of the net operating losses.

Pro forma earnings per share is based on the pro forma weighted average number of shares outstanding as follows:

Six Months Ended
September 30, 2004

Mobilepro’s. weighted average shares outstanding	246,403,262
Before acquisition

Shares issued in acquisition .	40,000,000

Mobilepro’s weighted average shares outstanding
After acquisition	286,403,262